DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

Dear Shareholder:

As we enter the new millennium, we must recognize that the market has come a long way and is starting from a high base. We are unlikely to continue enjoying the twin benefits of steeply falling interest rates and rising corporate profits as a percentage of gross domestic product that propelled stock prices and price/earnings ratios sharply higher in the last two decades or so of the 20th century. Corporate profits have been inflated by various accounting practices. In addition, while the Internet holds great possibilities for many businesses, it is disrupting profitability for others.

Throughout modern times, we have seen the development of different networks that linked people and businesses together and changed history. Examples include the railroad, automobile/highway, electricity, air travel and telephone networks. Today, the Internet is transforming the world through an electronic network that transmits video, voice and data at ever-increasing speeds and ever-reducing costs.

For many companies, the "net net" conclusion is that they must convert their businesses to e-businesses or they will have no business. As a result, the Internet revolution, like other revolutions before it, has spawned enormous investment spending--creating a high degree of optimism and speculation, perhaps even a financial bubble. Yet this speculation has also facilitated the raising of low-cost capital and given the United States a first-mover advantage in developing the Internet and driving it forward.

A recession or high interest rates would reduce the availability of capital and spending on the Internet. We think policymakers have been willing to live with some froth in the market because they believe the good of the Internet outweighs the bad. The Internet should have a huge positive impact on productivity and cost structures, therefore maintaining our leadership position is worth the risk of not taking actions that could lead to recession. Continued investment in the Internet is necessary for the good of the country and our competitive health.

At the same time, many business models will have to change and there definitely will be losers as well as winners, as there have always been with any technological advance. For example, as more business is done directly via the Internet, middleman industries like distributors are particularly vulnerable. Many established companies are going to have to provide greater value-added with their services or their customers will turn to the Internet. The impact of these businesses modernizing and taking restructuring charges will not necessarily be bullish for corporate profits in the early stages.

Moreover, it is impossible to predict which of the new dot.com companies will thrive or even survive over time. When we look at other industries that transformed the country like autos and airplanes, we see that most of the pioneering companies in those industries are no longer in business today.

We think we may be closing another chapter in the market's history and facing a future that does not hold as many favorable macro factors. The Internet is both a driver and a destroyer. Companies old and new are caught up in a Darwinian struggle, trying to anticipate which business models will work and which will not work. Hopefully, this will be a process of creative destruction and the economy overall will emerge the better for it. But struggles are not necessarily good for corporate profits, and we don't think it will be as easy--if, indeed, it ever has been easy--to make money in stocks. As a result, stock selection will be more crucial than ever.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

Because we are in a time of ferment and change, we think a premium will be paid for company managements that "get it" and invest their shareholders' money correctly to position the company for the future. In addition, with the U.S. market unlikely to enjoy the big tailwind of expanding P/E ratios that it did over the past 15 or 20 years, we think having a global perspective may be increasingly important. Multinational companies have an advantage in that they can allocate their capital around the world to areas where GDP growth is expected to be the fastest.

Some foreign economies such as Germany and Japan appear to be behind us in their evolution, and they may offer greater opportunities as more and more of their businesses streamline and restructure. On the other hand, the United States is a moving target, and it will not be easy for other countries to catch us because we are driving our Internet development so rapidly.

If the Dow were to increase at the same pace over the next two decades as it did over the past two, it would stand at roughly 100,000 in 2020. We are certain that will not happen. However, if the Dow were to compound at a rate of 7% or 8% a year, it could reach 40,000 or 50,000 over that time frame--meaning the market still offers considerable opportunities for long-term wealth building.(1) As always, we will focus on buying growing companies at reasonable prices that are led by management teams who respond dynamically to change. We are on a long voyage with our shareholders and our money is invested shoulder-to-shoulder with theirs. We are not overly optimistic. We are not pessimistic. We are trying to be realistic.

Sincerely,


/s/ Shelby M.C. Davis
--------------------------
Shelby M.C. Davis
Senior Research Adviser

February 4, 2000

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

o Davis Value Portfolio generated a total return of 2.64% for the period from July 1, 1999 (commencement of operations) through December 31, 1999,(2) under performing the 7.71% return earned by the Standard & Poor's 500 Index but outpacing the average return of (0.40%) for the Lipper Large-Cap Value Fund Index.(3)


AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Fund in its first six months of operation?

A. Investors often speak of stock market performance in terms of breadth or narrowness. By this they are describing whether a move in the market was enjoyed by a broad range of companies or by a select few. The year 1999 was another year of extraordinary narrowness in the market. The 7.71% gain earned by the S&P 500 Index the last six months of the year was produced by the strong performance of a very few stocks while the vast majority of stocks posted weak performance.

As even the most casual market observer knows, 1999 was a year of extraordinary performance in the technology sector. While many of the gains in this sector were reaped by companies with virtually no earnings and no clear path to developing significant earnings, the performance of more old-fashioned technology companies--if that is not an oxymoron--was also exceptional. Importantly, the shares of technology companies that the Fund owns--such as IBM and Hewlett-Packard(4)--did not just reflect changes in psychology or a new-era mania, but instead reflected substantial gains in their core businesses.

Corporate customers continue to flock to IBM to seek advice and solutions for addressing the Internet. Hewlett-Packard's wonderful printing business continues to benefit from the rise of e-mail and digital photography.

Q. What about the performance of financial stocks in 1999?

A. Most market observers would describe 1999 as a terrible year for financial stocks. The PHLX/KBW Bank Index(3), for example fell 12.97% in the last six months of 1999 while the threat of increasing interest rates spooked investors throughout the sector. Although the Fund owns a number of financial stocks whose value declined and whose earnings outlook deteriorated somewhat, it is notable that our two largest holdings in the financial area achieved exceptional gains.

American Express, the Fund's largest holding, rose substantially, perhaps discounting the fact that the Internet does not accept cash. The Fund's sixth largest holding, Citigroup, is a great beneficiary of worldwide privatization, the globalization of trade and finance, unprecedented mergers and acquisitions activity, and strong capital markets. We continue to think that Citigroup is one of only a handful of American powerhouses that make up a global oligopoly in the investment banking business.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. What holdings performed unsatisfactorily last year?

A. Of course, if the Fund's success in the financial companies just mentioned and in the technology sector were the end of the story for Davis Value Portfolio, we would have achieved far stronger results in the last half of 1999 than the 2.64% gain we reported. But the Fund also owned companies whose stocks performed poorly. Among the holdings that experienced a disappointing year were Wells Fargo, Berkshire Hathaway, McDonald's, and Household International. Significantly, in Ken's and my view, the poor performance of these stocks was not a reflection of poor performance in their underlying businesses. It is important to distinguish these types of stocks from stocks where poor returns reflected a substantial decline in the operating performance of those businesses. It is this latter group that Ken and I categorize as mistakes, and we certainly had our share of these in 1999.

Chief among these mistakes must be our mis-assessment of Waste Management. While the Fund's holdings in this company were never among our largest, it was certainly our largest mistake given the fact that the company's financial statements were inaccurate and the impression that senior management knowingly covered up deteriorating operating results. To this list, we must also add Philip Morris where we failed to anticipate material setbacks for the company in the legal arena. A final example of a mistake is UnumProvident where we were overly optimistic in assessing the profitability of the company's core business.

While we know we are in a batting average business, it is still important to remember that the only value of mistakes lies in the lessons that we learn from them. As my grandfather Shelby Cullom Davis once said, "If you do not admit you make mistakes, you do not learn from them."

Q. What is your outlook as we move into the next century?

A. In his commentary at the beginning of this annual report, my father Shelby M.C. Davis has clearly described the challenges that in all likelihood lie ahead and the issues on which Ken and I must always remain focused. A wag once famously said that the four most expensive words on Wall Street are, "This time is different." But clearly as we look out at this new economy, some things are different. Venerable companies with stable businesses are under attack from this new juggernaut called the Internet. Business plans that once could have been carved in stone must be completely reassessed.

In addition to these changes in technology, other powerful forces are at work creating an environment of uncertainty. For example, investors have been lulled into a sense of complacency by the seemingly routine predictability of quarterly earnings gains that may have been more the result of elastic accounting than a true reflection of the underlying businesses. In many industries there is also the specter of increased government regulation, from price controls in the pharmaceutical industry to regulatory intervention in the development of the broadband Internet.

Finally, while Ken and I are not economists, the level of interest rates must play a vital role in our evaluation of companies for one simple reason: no company is worth more or less than the present value of its future cash flows. In determining that present value, one must do two things: first, make predictions about the future cash flows generated by the business in question and, second, discount those cash flows to the present using an interest rate determined by the available risk-free alternatives. The higher this interest rate, the lower the present value of those future earnings streams and, therefore, the lower the valuation for the stock in question. Warren Buffett once said that interest rates act like gravity in the financial markets. Higher rates would certainly weigh down stock valuations.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

I would like to end with an interesting quotation from an interview given by my father that appeared in Business Week magazine. In it he says, we guarantee that we "will never be number one in a roaring speculative bull market. [We] eschew the go-go philosophy that made instant winners [last year] of funds that favored letter stock, new issues and hotshot over-the-counter securities." What makes this observation so interesting is that it appeared in the February 7th issue of Business Week in the year 1970, not long before the onset of the worst bear market since the depression.

But lest we become too pessimistic, it is notable that in the same interview my father states, "In a bull market, all you need is a great stock. In a bear market, you need a great company." Ken and I feel that in Davis Value Portfolio we own many great companies run by great executives. While we think that the next five years may be difficult ones for the overall market, we believe that, at today's prices, the valuations for the companies we own are not excessive and that patient, long-term investors will be rewarded for riding through the inevitable financial storms that are likely to follow the smooth sailing of the last decade.(5)


DAVIS FINANCIAL PORTFOLIO

PERFORMANCE OVERVIEW

o The Davis Financial Portfolio declined 7.17% for the period July 1, 1999 (commencement of operations) through December 31, 1999.(2) Over the same time frame, the Standard & Poor's Index registered a gain of 7.71% and the Lipper Financial Services Fund Index declined 9.69%.3

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Fund and financial stocks in general during 1999?

A. The year 1999 was a difficult year for financial stocks. Our Fund was down 7.17% over the last six months of the year, clearly disappointing when compared to the 7.71% increase in the S&P 500 over the same six months. As a sector fund with over 80% of assets invested in financial stocks, Chris and I realize, and hope our shareholders do too, that there will be years when the Fund's performance diverges significantly from that of the overall market.

The primary reason for the underperformance of financial stocks in 1999 was a restrictive Federal Reserve that raised short-term interest rates three times by a total of 75 basis points. Historically, financial stocks perform poorly during periods of rising interest rates, particularly when investors sense that the Federal Reserve is serious about slowing down the economy to keep inflation under control. The fact that most institutional investors are judged on short-term performance encourages many investment firms to sell some of their holdings of financial stocks and wait for clearer signs that the central bank has adopted a more favorable bias toward interest rates. Given the growing trend toward momentum investing in the current go-go market, it is not particularly surprising that fewer investors have the fortitude to be early in increasing their positions in financial stocks.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Another trend hurting the performance of the group was the gradual realization among investors that the best of times may already be over for several financial sectors that have benefited from favorable macroeconomic tailwinds that have either peaked or begun to reverse. For instance, the earnings of many banks have benefited from very benign credit loss experience, particularly in commercial loans, given the nine-year economic expansion that we have all enjoyed. Moreover, until recently, a number of banks actually had considerable recoveries on previously charged-off loans from the traumatic early 1990's that boosted reported earnings for years, but that have now been largely exploited. Rising interest rates have also erased most of the embedded unrealized gains in banks' large bond portfolios, which has eroded management's flexibility to meet analysts' earnings expectations.

Perhaps most devastating to the performance of banks in 1999 was the realization that the majority of the exciting mega-mergers that made headlines during the past few years were not living up to expectations and not producing the expense savings or revenue synergies promised by overly optimistic managements. These merged banks have consistently missed their earnings targets, which has undermined investor confidence and reduced price/earnings multiples for the entire sector with few exceptions. Many of these stocks have fallen almost 50% from their 1999 highs.

Similarly, investors in property-casualty stocks experienced continued disappointments throughout the year as the decade-long soft-pricing environment in commercial-lines insurance took its inevitable toll on reported earnings. Insurance companies, which had for several years been able to offset part of their commercial-lines losses with favorable loss reserve development on their personal-lines business, suddenly saw this well run dry as brutal competition forced personal-lines rates down just at the time that claims-cost inflation trends reversed direction and began to accelerate. Pure-play personal-lines companies that had been good stocks for the past few years were particularly punished, with quality companies such as Progressive4 falling significantly during the period. Progressive's management is now in the process of re-underwriting its underpriced risks but investor confidence in this sector may take time to rebuild.

Q. What holdings were important contributors to performance?

A. One of the positive attributes of being a diversified financial services fund is that the financial services sector includes many different subsectors in which to find great companies. Our largest holding continues to be American Express, which performed extremely well during the period. American Express has done a terrific job of reinvigorating its core card business with important new product offerings that should drive profitable account growth both in the United States and abroad. Chris and I wake up happy every day knowing that American Express, with its strong global brand and 45 million customer accounts, should be a prime beneficiary of the broad shift in spending that is moving to the Internet. Neither cash nor checks but rather plastic is the preferred payment vehicle on the Net.

Citigroup turned in a stellar performance as the outstanding management team led by Sandy Weill and John Reed, after an admittedly rocky start, proved to be one of the mega-mergers that delivered favorable returns to shareholders. Citicorp is an extremely well capitalized company with a respected brand name that can be leveraged to expand its financial services businesses, such as asset management, consumer finance, insurance and investment banking and create an increasingly strong global powerhouse. Sandy Weill continues to demonstrate that he is one the best stewards of shareholder capital in corporate America. As part of Citigroup, which is a partner of choice among the elite global companies in financial services, he now has the whole world as his canvas. We are happy to be on board with him.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

The Fund also benefited from sizable positions in consumer finance companies such as Providian and Capital One that have honed sophisticated data-mining capabilities to profitably grow their credit card businesses in a fiercely competitive environment. The success of these first-rate, highly focused management teams shows how specialists in particular niches of financial services, despite their smaller size, can gain tremendous market share at the expense of larger, less agile players that fail to make the necessary investments in technology required to remain competitive.

Q. What is your outlook for financial stocks going forward?

A. Historically, financial stocks lead the market down during the early stages of Federal Reserve tightening, but then rally and lead the market up once investors believe that the central bank has nearly completed its job of slowing down the economy. So financial stocks could remain volatile until investors get more clarity regarding the direction of inflation and interest rates. The good news is that the current economic climate continues to be excellent with strong growth and low inflation. Credit loss trends are generally stable reflecting the strength of corporate balance sheets and strong discretionary income among consumers.

Until sentiment changes, and this can happen very quickly, it could be a market that especially rewards careful individual stock selection since the rising tide of falling interest rates that lifted most financial companies' performance over the past decade may not be repeated. We continue to find well managed companies with strong balance sheets and valuable customer franchises whose business fundamentals are actually accelerating in the current environment. Golden West Financial and Household International are examples of outstanding companies that fit this description and whose savvy management teams are using the businesses' considerable free cash flow to aggressively repurchase shares at bargain prices, thereby creating considerable value for shareholders.

Longer term, Chris and I remain extremely excited about the outlook for carefully selected financial services companies for a variety of reasons, which include:

o Favorable demographic trends in the United States, Europe and Asia that should drive demand for savings and investment products worldwide;

o Accelerating deregulation of huge overseas markets that offer rich opportunities to invest in companies with proven ability to execute in international markets;

o Ongoing consolidation particularly now that the Glass-Steagall Act has been replaced with less restrictive legislation that opens up greater opportunity for cross-industry mergers;

o The emergence of powerful brand-name companies that should increasingly take market share from both stodgy large competitors and weaker, smaller players in these highly fragmented markets; and

o The strong excess cash flow currently generated by many companies that can be used to enhance shareholder value through higher dividends, share repurchases and successful acquisitions.

We believe that carefully researched, well managed financial services companies with strong customer franchises will continue to represent outstanding investment opportunities for shareholders.(5)

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS REAL ESTATE PORTFOLIO

PERFORMANCE OVERVIEW

o The Davis Real Estate Portfolio declined 10.79% for the period from July 1, 1999 (commencement of operations) through December 31, 1999.(2) By way of comparison, the Morgan Stanley REIT (Real Estate Investment Trust) Index dropped 8.77% during the same time period.(3)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. How would you characterize the performance of real estate stocks and the Davis Real Estate Portfolio in the last six months of 1999?

A. Real estate stocks remained in the doldrums as they have for some time. The irony is that even after another year of positive earnings growth where the earnings of real estate companies we own exceeded our expectations, their stock prices continued to sag. I find these results disappointing. At the same time, I believe that real estate stocks represent outstanding long-term opportunities today, and we believe the Fund is strategically poised to take advantage of these opportunities once the investment climate improves.

The Davis investment discipline is predicated on the belief that, over the long term, growth in earnings is ultimately what drives price appreciation of all stocks, including real estate stocks. Our approach is to pay a reasonable price for companies that have attractive growth prospects over the long term.

At midyear, when the Fund commenced operations, the outlook for real estate stocks brightened as high-profile investors like Warren Buffett moved into the market, and the Fund's performance improved dramatically at that time. However, when a sustained recovery failed to materialize, Fund results suffered. By December the Morgan Stanley REIT (Real Estate Investment Trust) Index was trading at a three-year low.

Moreover, unlike many other sectors of the stock market today where investors have been willing to pay remarkably lofty prices for growth, the exact opposite has been true in real estate. Since the Fund is focused on growth-oriented real estate stocks rather than yield-oriented stocks, we lagged behind our peer group in 1999.

Q. What factors have been holding real estate stocks back?

A. We think there are two main reasons for the unsatisfactory performance of real estate. First, many investors are concerned that we are coming toward the end of an economic cycle and that when the next recession comes, real estate will be besieged by the same difficulties it suffered in the late 1980s and early 1990s.

In our minds, nothing could be further from the truth. We are not suggesting that real estate earnings will continue to show strong growth forever, but the cycle should be substantially less dramatic. The factors that created problems last time around were caused primarily by tax code incentives that encouraged overbuilding without regard to demand. Those tax incentives no longer exist. Now there is a much more transparent view of what is happening in terms of new building and development, and that eliminates surprises. As a result, there is not nearly the excess supply of real estate we had in the prior cycle. In short, the rules in real estate have changed, but many investors are acting as if the old rules are still in effect.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

The second reason for the continuing slump in real estate stocks is perhaps more intuitive. Simply put, in these heady times of high-flying Internet shares and other glamour stocks, it appears that some investors may find the returns offered by real estate a little too sedate.

Generally, long-term returns in real estate stocks, like other stocks, should approximate the rate of companies' earnings growth. The only way for the Fund to achieve a return that is better than earnings growth over time is to buy the stocks right--that is, not to overpay for a company's earnings.

For the real estate companies we follow we generally foresee consistent earnings growth of between 8% to 12%. To do better than that, we have to buy these 12% growers at eight or nine times earnings, which we have been able to do in the current market environment. We expect other investors will eventually recognize the companies' long-term growth potential, which means they should be willing to pay a higher multiple of earnings for the shares. In that case, the companies' valuations might rise so that they trade not at eight times earnings but at 10 or 11 times earnings, and the Fund would be positioned to ride the tide of those long-term compounding earnings.

We think the ultimate upside from owning these real estate companies is a return of between 10% to 15%, year in and year out--but few investors these days seem to care about those kinds of returns. What they seem to want are returns of 10% to 15% a day or a month. However, we do not believe results like that are possible over long periods of time, and such an approach is not the way to build long-term wealth.

If you look at the overall market, most income-oriented companies, such as utilities, fared poorly in 1999, and real estate is not dissimilar in that regard. Real estate stocks have fallen from favor due to a dramatic shift in investor psychology--and to us that spells opportunity.

Q.  What are some of your favorite holdings now?

A. One of our favorite companies is Centerpoint Properties(4), an industrial REIT. The company is growing its earnings 15% annually, year after year, but it is still trading at around 11 times earnings.

Another favorite Fund holding is Home Properties of New York, an apartment REIT. Home Properties is a great company with a terrific management team. Not only has the company never missed an earnings estimate, it has actually beaten estimates several times. Other investors do not seem to care. We do.

Two other large Fund positions with terrific growth rates and low dividend yields are Public Storage, a storage REIT, and Vornado, a diversified REIT. However, because they are growth-oriented, not yield-oriented, these stocks underperformed our expectations over the last six months of 1999.

One area that suffered particularly in 1999 is the retail arena, and a company we like here is General Growth Properties, a shopping mall REIT. Some observers are predicting that the boom in shopping over the Internet will mean the death of the shopping mall. Similar predictions were made when catalog sales and home shopping via television first caught consumers' fancy, and those forecasts proved to be incorrect. We expect the shopping mall concept to evolve, not die, over the next decade. Already, we are starting to see alliances among retailers, mall owners and Internet players in order to better serve consumers--and we expect that trend to accelerate. However, because investor psychology is so negative now, retail REITs are incredibly cheap and we see opportunities in these shares.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

One of the biggest positives today for the Fund as a whole is that the earnings growth of our portfolio companies is solid. If we had owned 100% of every single company in the Davis Real Estate Portfolio in for the entire year (the Fund commenced operations on July 1, 1999), we would have had returns of around 14%. In other words, that would have been the cash we could have put in our pocket at the end of the year. Unfortunately, that earnings performance was not reflected in the companies' stock prices and, therefore, not in the Fund's results. While we are not satisfied with these short-term results, we remain dedicated to the long-term Davis investment discipline and are taking advantage of this downturn to solidify our core positions in well-managed REITs that we believe are capable of generating steadily increasing rental income and solid returns on capital.(5)



-------------------------



This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Variable Account Funds which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) This hypothetical example illustrates the power of compounding over a 20-year period, and is not intended to be indicative of future investment results which may be higher or lower than the assumed rate.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the period from July 1, 1999 (commencement of operations) through December 31, 1999.

-------------------------------------------------------------

FUND NAME                      INCEPTION
---------                      ---------
-------------------------------------------------------------
Davis Value Portfolio          2.64% -07/01/99
-------------------------------------------------------------
Davis Financial Portfolio      (7.17%) -07/01/99
-------------------------------------------------------------
Davis Real Estate Portfolio    (10.79%) -07/01/99
-------------------------------------------------------------

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(3) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in any of these indices.

     I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

     II. The Lipper Large Cap Value Fund Index is composed of funds that by portfolio practice invest primarily in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-cap 400 Index. Large-cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earning, book value asset value or other factors.

     III. The Lipper Financial Services Fund Index is composed of funds that by portfolio practice invest at least 65% of its portfolio in equity securities of companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies, and securities/brokerage firms.

     IV. The PHLX/KBW Bank Index is a capitalization-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The index is intended to reflect the evolving financial sector and was developed with a base value of 195 as of 10-21-91.

     V. The Morgan Stanley REIT (Real Estate Investment Trust) Index is a capitalization-weighted index with dividends reinvested, of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

(4) Portfolio holdings and portfolio manager opinions cited in this material are current as of the date of this report, but are subject to change. See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(5) This report reflects the professional opinions of the Funds' portfolio managers. All investments involve some degree of risk; there can be no assurance that the Funds' investment strategies will be successful. Prices of shares will vary, so that when redeemed, an investor's shares could be worth more or less than their original cost.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO
DECEMBER 31, 1999
===============================================================================


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
--------------------------------------------------------------------------------------------------------------

COMMON STOCK - (94.82%)

   ADVERTISING AGENCIES - (0.13%)
           200    WPP Group PLC  ..............................................................  $      16,575
                                                                                                 -------------
   AGRICULTURAL - (0.22%)
           800    Monsanto Co.   ..............................................................         28,500
                                                                                                 -------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (6.34%)
         5,300    Golden West Financial Corp...................................................        177,550
         4,200    U.S. Bancorp.................................................................        100,013
        13,000    Wells Fargo Co...............................................................        525,688
                                                                                                 -------------
                                                                                                       803,251
                                                                                                 -------------
   BUILDING MATERIALS - (2.72%)
         8,700    Masco Corp...................................................................        220,763
         3,100    Vulcan Materials Company.....................................................        123,806
                                                                                                 -------------
                                                                                                       344,569
                                                                                                 -------------
   CONSUMER PRODUCTS - (1.64%)
           900    Colgate-Palmolive Co.........................................................         58,500
         1,200    Gillette Co..................................................................         49,425
         4,300    Philip Morris Cos., Inc. ....................................................         99,706
                                                                                                 -------------
                                                                                                       207,631
                                                                                                 -------------
   DIVERSIFIED - (1.94%)
             3    Berkshire Hathaway Inc., Class A*............................................        168,300
            42    Berkshire Hathaway Inc., Class B*............................................         76,860
                                                                                                 -------------
                                                                                                       245,160
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (1.78%)
         5,800    Tyco International Ltd.......................................................        225,475
                                                                                                 -------------
   ELECTRONICS - (8.57%)
         2,400    Applied Materials, Inc.*.....................................................        303,975
           400    Koninklijke Philips Electronics N.V..........................................         54,000
         1,900    Molex Inc....................................................................        107,647
         6,400    Texas Instruments Inc........................................................        620,000
                                                                                                 -------------
                                                                                                     1,085,622
                                                                                                 -------------
   ENERGY - (1.97%)
         2,200    Devon Energy Corporation.....................................................         72,325
         3,900    Dover Corp...................................................................        176,962
                                                                                                 -------------
                                                                                                       249,287
                                                                                                 -------------
   FINANCIAL - (17.65%)
         4,800    American Express Company.....................................................        798,000
        10,500    Citigroup, Inc...............................................................        583,406
         5,000    Freddie Mac..................................................................        235,312
        10,500    Household International, Inc.................................................        391,125
         2,500    Providian Financial Corp. ...................................................        227,656
                                                                                                 -------------
                                                                                                     2,235,499
                                                                                                 -------------

                                       12

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - Continued
DECEMBER 31, 1999
===============================================================================


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

   FOOD/BEVERAGE & RESTAURANT - (3.66%)
        11,500    McDonald's Corp..............................................................  $     463,594
                                                                                                 -------------
   HOTELS & MOTELS - (0.82%)
         3,300    Marriott International, Inc..................................................        104,156
                                                                                                 -------------
   INDUSTRIAL - (1.10%)
         2,700    Sealed Air Corp.*............................................................        139,894
                                                                                                 -------------
   INSURANCE - (0.43%)
         1,700    UnumProvident Corp. .........................................................         54,506
                                                                                                 -------------

   INVESTMENT FIRMS - (5.15%)
           800    Donaldson, Lufkin & Jenrette, Inc............................................         38,700
         4,300    Morgan Stanley Dean Witter & Co..............................................        613,825
                                                                                                 -------------
                                                                                                       652,525
                                                                                                 -------------

   PHARMACEUTICAL AND HEALTH CARE - (4.72%)
         5,800    American Home Products Corp..................................................        228,737
           500    Bristol-Myers Squibb Co......................................................         32,094
           700    Merck & Co., Inc.............................................................         46,944
         3,000    Pfizer Inc...................................................................         97,313
         3,000    SmithKline Beecham PLC - ADR.................................................        193,313
                                                                                                 -------------
                                                                                                       598,401
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (7.65%)
         5,425    American International Group, Inc. ..........................................        586,578
         1,000    Chubb Corp...................................................................         56,312
         1,900    Progressive Corp. (Ohio).....................................................        138,938
         2,400    Transatlantic Holdings, Inc..................................................        187,350
                                                                                                 -------------
                                                                                                       969,178
                                                                                                 -------------
   PUBLISHING - (2.44%)
           600    Dow Jones & Co., Inc. .......................................................         40,800
         1,600    Gannett Co., Inc.............................................................        130,500
         2,500    Tribune Co...................................................................        137,656
                                                                                                 -------------
                                                                                                       308,956
                                                                                                 -------------
   REAL ESTATE - (1.24%)
           200    Avalonbay Communities, Inc...................................................          6,862
         2,600    CenterPoint Properties Corp. ................................................         93,275
         1,300    Crescent Real Estate Equities Co.............................................         23,887
         1,000    Vornado Realty Trust.........................................................         32,500
                                                                                                 -------------
                                                                                                       156,524
                                                                                                 -------------
   RETAIL - (0.04%)
           210    The Neiman Marcus Group, Inc., Class B* .....................................          5,657
                                                                                                 -------------

                                       13

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - Continued
DECEMBER 31, 1999
===============================================================================

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

   TECHNOLOGY - (19.28%)
         6,300    Hewlett-Packard Co...........................................................  $     717,806
         3,300    Intel Corp...................................................................        271,528
         4,800    International Business Machines Corp.........................................        518,400
         2,000    Lexmark International Group, Inc., Class A*..................................        181,000
         4,000    Novell, Inc.*................................................................        159,625
         2,800    Oracle Corp.*................................................................        313,688
         4,900    SAP AG.......................................................................        255,106
           800    Unisys Corp.*................................................................         25,550
                                                                                                 -------------
                                                                                                     2,442,703
                                                                                                 -------------
   TELECOMMUNICATIONS - (5.19%)
           300    Agilent Technologies, Inc.*..................................................         23,194
           300    AT&T Corp....................................................................         15,225
         1,500    Globalstar Telecommunications Limited* ......................................         66,047
         4,000    Loral Space & Communications, Ltd.*..........................................         97,250
         1,900    MediaOne Group, Inc.*........................................................        145,944
         2,100    Motorola, Inc................................................................        309,225
                                                                                                 -------------
                                                                                                       656,885
                                                                                                 -------------
   WASTE MANAGEMENT SERVICES - (0.14%)
         1,000    Waste Management, Inc........................................................         17,188
                                                                                                 -------------

                  Total Common Stock - (identified cost $11,071,755)...........................     12,011,736
                                                                                                 -------------

SHORT TERM INVESTMENTS - (4.68%)
$      593,000    State Street Corporation Repurchase  Agreement, 2.75%, 01/03/00, dated
                    12/31/99, repurchase value $593,136 (collateralized  by $635,000 par value Fannie Mae DN, Zero Cpn., 08/17/00, market value $611,188)
                    -  (identified cost $593,000)..............................................        593,000
                                                                                                 -------------

                  Total Investments - (99.50%) - (identified cost $ 11,664,755) - (a)..........     12,604,736
                  Other Assets Less Liabilities - (0.50%)......................................         63,148
                                                                                                 -------------
                  Net Assets - (100%)..........................................................  $  12,667,884
                                                                                                 =============

*Non-Income Producing Security

 (a) Aggregate cost for Federal Income Tax purposes is $11,692,120. At December
31, 1999 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   1,425,648
                  Unrealized depreciation......................................................       (513,032)
                                                                                                 -------------
                  Net unrealized appreciation .................................................  $     912,616
                                                                                                 =============
SEE NOTES TO FINANCIAL STATEMENTS


DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO
DECEMBER 31, 1999
===============================================================================

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
--------------------------------------------------------------------------------------------------------------

COMMON STOCK - (88.71%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (12.73%)
         3,100    Bank of New York Company, Inc................................................  $     124,000
           200    Fifth Third Bancorp..........................................................         14,669
         1,600    Golden West Financial Corp...................................................         53,600
         1,002    Lloyds TSB Group PLC.........................................................         12,446
           400    State Street Corporation.....................................................         29,225
         1,600    U.S. Bancorp ................................................................         38,100
         4,200    Wells Fargo Co...............................................................        169,838
                                                                                                 -------------
                                                                                                       441,878
                                                                                                 -------------
   BUILDING MATERIALS - (3.66%)
         2,800    Masco Corp...................................................................         71,050
         1,400    Vulcan Materials Company.....................................................         55,913
                                                                                                 -------------
                                                                                                       126,963
                                                                                                 -------------
   CONSUMER Products - (1.20%)
         1,800    Philip Morris Cos., Inc......................................................         41,737
                                                                                                 -------------
   DIVERSIFIED - (2.57%)
             1    Berkshire Hathaway Inc., Class A*............................................         56,100
            18    Berkshire Hathaway Inc., Class B*............................................         32,940
                                                                                                 -------------
                                                                                                        89,040
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (3.81%)
         3,400    Tyco International Ltd.......................................................        132,175
                                                                                                 -------------

   FINANCIAL SERVICES - (56.75%)
      INSURANCE - (17.96%)
           925    American International Group, Inc............................................        100,016
           300    Chubb Corp. .................................................................         16,894
         1,900    Cincinnati Financial Corp....................................................         59,078
         1,500    Everest Reinsurance Holding, Inc.............................................         33,469
         1,100    FPIC Insurance Group, Inc.*..................................................         18,322
         3,200    Horace Mann Educators Corp...................................................         62,800
           100    Markel Corp.*................................................................         15,500
           800    Progressive Corp. (Ohio).....................................................         58,500
         1,900    ReliaStar Financial Corp.....................................................         74,456
         2,100    Transatlantic Holdings Inc...................................................        163,931
           600    Travelers Property Casualty Corp. Class A....................................         20,550
                                                                                                 -------------
                                                                                                       623,516
                                                                                                 -------------
      OTHER FINANCIAL SERVICES - (38.79%)
         2,000    American Express Company.....................................................        332,500
         2,600    Capital One Financial Corp...................................................        125,287
           900    Charles Schwab Corp..........................................................         34,538
         4,300    Citigroup, Inc...............................................................        238,919
         1,400    Donaldson, Lufkin & Jenrette Inc.............................................         67,725



                                       15

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO - CONTINUED
DECEMBER 31, 1999
===============================================================================

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK  - CONTINUED

     OTHER FINANCIAL SERVICES - CONTINUED
         1,400    Freddie Mac..................................................................  $      65,887
         4,100    Household International, Inc.................................................        152,725
           900    Legg Mason, Inc..............................................................         32,625
         1,900    MBNA Corp. ..................................................................         51,775
           500    Morgan Stanley Dean Witter & Co..............................................         71,375
         1,900    Providian Financial Corp.....................................................        173,019
                                                                                                 -------------
                                                                                                     1,346,375
                                                                                                 -------------
   RESTAURANT & FOOD - (4.30%)
         3,700    McDonald's Corp. ............................................................        149,156
                                                                                                 -------------
   Technology - (2.83%)
           200    Hewlett-Packard Co. .........................................................         22,787
           700    International Business Machines Corp.........................................         75,600
                                                                                                 -------------
                                                                                                        98,387
                                                                                                 -------------
   TRANSPORTATION - (0.86%)
           400    Kansas City Southern Industries, Inc.........................................         29,850
                                                                                                 -------------


                  Total Common Stock - (identified cost $3,135,059)............................      3,079,077
                                                                                                 -------------

SHORT TERM - (11.38%)
$      395,000    State Street Bank and Trust Co. Repurchase Agreement, 2.75%, 01/03/00,
                   dated 12/31/99, repurchase value $395,091 (collateralized by $425,000 par value  Fannie Mae DN Zero Cpn., 08/17/00, market value $409,063)
                   - (identified cost $395,000.................................................        395,000
                                                                                                 -------------

                  Total Investments - (100.09%) - (identified cost $3,530,059) - (a)                 3,474,077
                  Liabilities Less Other Assets - (0.09%)......................................         (3,074)
                                                                                                --------------
                  Net Assets - (100%)  ........................................................ $    3,471,003
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $3,545,742. At December 31, 1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...................................................... $      139,555
                  Unrealized depreciation......................................................       (211,220)
                                                                                                --------------
                  Net unrealized depreciation.................................................. $      (71,665)
                                                                                                ==============

SEE NOTES TO FINANCIAL STATEMENTS


DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO
DECEMBER 31, 1999
===============================================================================


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - (83.90%)

   APARTMENTS - (3.38%)
         2,400    Boardwalk Equities, Inc.*....................................................  $      20,617
                                                                                                 -------------

   APARTMENTS (REITS) - (22.26%)
           700    Apartment Investment & Management Co.........................................         27,869
         1,000    Archstone Communities Trust..................................................         20,500
           600    Avalon Bay Communities, Inc..................................................         20,587
           400    Equity Residential Property Trust............................................         17,075
           700    Gables Residential Trust.....................................................         16,800
         1,200    Home Properties of New York, Inc. ...........................................         32,925
                                                                                                 -------------
                                                                                                       135,756
                                                                                                 -------------
   DIVERSIFIED - (2.48%)
           600    Crescent Operating, Inc.* ...................................................          1,613
           800    Trizec Hahn Corporation......................................................         13,500
                                                                                                 -------------
                                                                                                        15,113
                                                                                                 -------------
   DIVERSIFIED (REITS) - (13.37%)
         1,000    Duke-Weeks Realty Corporation................................................         19,500
           300    Liberty Property Trust.......................................................          7,275
           700    Spieker Properties, Inc......................................................         25,506
           900    Vornado Realty Trust.........................................................         29,250
                                                                                                 -------------
                                                                                                        81,531
                                                                                                 -------------
   GOLF (REITS) - (2.50%)
           900    Golf Trust of America, Inc. .................................................         15,244
                                                                                                 -------------
   HOTELS & LODGING - (2.59%)
           500    Marriott International, Inc..................................................         15,781
                                                                                                 -------------
   INDUSTRIAL (REITS) - (6.47%)
         1,100    CenterPoint Properties Corporation...........................................         39,462
                                                                                                 -------------
   MALLS (REITS) - (0.92%)
           200    General Growth Properties, Inc...............................................          5,600
                                                                                                 -------------
   OFFICE SPACE (REITS) - (18.63%)
           900    Alexandria Real Estate Equities, Inc.........................................         28,631
           800    Boston Properties, Inc.......................................................         24,900
           600    Cornerstone Properties, Inc..................................................          8,775
           200    Crescent Real Estate Equities Co.............................................          3,675
           200    Equity Office Properties Trust...............................................          4,925
           300    Kilroy Realty Corportion.....................................................          6,600
           800    Parkway Properties Inc.......................................................         23,050
           600    SL Green Realty Corp.........................................................         13,050
                                                                                                 -------------
                                                                                                       113,606
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (3.15%)
         1,500    Catellus Development Corp.*..................................................         19,219
                                                                                                 -------------



                                       17

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
DECEMBER 31, 1999
===============================================================================

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
--------------------------------------------------------------------------------------------------------------

COMMON STOCK  - CONTINUED

   RESORTS/THEME PARKS - (0.88%)
           300    Vail Resorts, Inc.* ......................................................... $        5,381
                                                                                                --------------

   SHOPPING CENTERS (REITS)- (2.43%)
           500    JDN Realty Corp..............................................................          8,063
           200    Kimco Realty Corp............................................................          6,775
                                                                                                 -------------
                                                                                                        14,838
                                                                                                 -------------
   STORAGE (REITS) - (4.84%)
         1,300    Public Storage, Inc..........................................................         29,494
                                                                                                 -------------


                Total Common Stock - (identified cost $540,457)................................        511,642
                                                                                                --------------

CONVERTIBLE PREFERRED STOCK - (6.23%)

   APARTMENTS (REITS)- (0.39%)
           100    Equity Residential Properties Trust, 7.00%, Series E, Conv. Pfd..............          2,362
                                                                                                 -------------
   MALLS (REITS) - (2.30%)
           700    General Growth Properties, 7.25%, Conv. Pfd..................................         14,000
                                                                                                --------------
   RESORTS/THEME PARKS - (3.54%)
           400    Premier Parks Inc. 7.50%, Conv. Pfd..........................................         21,600
                                                                                                --------------


                  Total Convertible Preferred Stock - (identified cost $44,491)................         37,962
                                                                                                --------------


                  Total Investment - (90.13%) - (identified cost $584,948) - (a)...............        549,604
                  Other Assets Less Liabilities - (9.87%)......................................         60,179
                                                                                                --------------
                  Net Assets - (100%).......................................................... $      609,783
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $585,703. At December 31,
1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...................................................... $        6,755
                  Unrealized depreciation.....................................................         (42,854)
                                                                                                --------------
                  Net unrealized depreciation ................................................. $      (36,099)
                                                                                                ==============
SEE NOTES TO FINANCIAL STATEMENTS


DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 1999
===============================================================================

                                                                                             DAVIS
                                                          DAVIS              DAVIS            REAL
                                                          VALUE            FINANCIAL         ESTATE
                                                         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                      ---------------    --------------   --------------
ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules
     of Investments)..............................    $    12,604,736    $    3,474,077   $      549,604
   Cash...........................................              1,523             1,104           66,584
   Receivables:
     Dividends and interest.......................              7,087             2,347            3,486
     Capital stock sold...........................             78,348             4,985              125
     Due from adviser.............................              -                 2,678            1,457
                                                      ---------------    --------------   --------------
   Total assets...................................         12,691,694         3,485,191          621,256
                                                      ---------------    --------------   --------------
LIABILITIES:
   Accrued expenses...............................             23,810            14,188           11,473
                                                      ---------------    --------------   --------------
   Total liabilities..............................             23,810            14,188           11,473
                                                      ---------------    --------------   --------------

NET ASSETS .......................................    $    12,667,884    $    3,471,003   $      609,783
                                                      ===============    ==============   ==============

SHARES OUTSTANDING (NOTE 4).......................          1,236,199           374,811           69,994
                                                      ===============    ==============   ==============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets / shares outstanding).................        $     10.25        $     9.26       $     8.71
                                                          ===========        ==========       ==========

NET ASSETS CONSIST OF:
   Overdistributed net investment income..........    $         -        $          (45)  $        -
   Par value of shares of capital stock...........              1,236               375               70
   Additional paid-in capital.....................         11,785,268         3,564,849          673,253
   Accumulated net realized loss..................            (58,601)          (38,194)         (28,196)
   Net unrealized appreciation (depreciation) on
     investments..................................            939,981           (55,982)         (35,344)
                                                      ---------------    --------------   --------------
                                                      $    12,667,884    $    3,471,003   $      609,783
                                                      ===============    ==============   ==============


* Including repurchase agreements of $593,000 and $395,000 for Davis Value Portfolio and Davis Financial Portfolio, respectively, and cost of $11,664,755, $3,530,059 and $584,948 for Davis Value Portfolio, Davis Financial Portfolio, Davis Real Estate Portfolio, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF OPERATIONS
For the period from July 1, 1999 (commencement of operations) to
December 31, 1999
===============================================================================

                                                                                               DAVIS
                                                          DAVIS              DAVIS              REAL
                                                          VALUE             FINANCIAL          ESTATE
                                                        PORTFOLIO           PORTFOLIO        PORTFOLIO
                                                      ---------------    ---------------   ---------------
INVESTMENT  INCOME (LOSS):
Income:
   Dividends......................................    $        28,473    $         9,673   $        13,405
   Interest.......................................             17,858              7.278               341
                                                      ---------------    ---------------   ---------------
       Total income...............................             46,331             16,951            13,746
                                                      ---------------    ---------------   ---------------
Expenses:
   Management fees (Note 2).......................             24,434              7,252             1,902
   Custodian fees.................................             16,899              9,374             5,205
   Transfer agent fees............................              4,467              4,478             4,282
   Audit fees.....................................              7,000              7,000             7,000
   Accounting fees (Note 2).......................              4,000              4,000             4,000
   Legal fees.....................................              6,177              3,006             3,276
   Reports to shareholders........................             10,139              4,973             3,501
   Directors fees and expenses....................                897                893               892
   Registration and filing fees...................                424                208               147
   Miscellaneous..................................                 57                 26                16
                                                      ---------------    ---------------   ---------------
       Total expenses.............................             74,494             41,210            30,221
       Expenses paid indirectly (Note 5)..........               (212)              (216)             (510)
       Reimbursement of expenses by
         adviser (Note 2).........................           (41,974)            (31,364)          (27,147)
                                                      ---------------    ---------------   ---------------
       Net expenses...............................             32,308              9,630             2,564
                                                      ---------------    ---------------   ---------------
       Net investment income......................             14,023              7,321            11,182
                                                      ---------------    ---------------   ---------------

REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

   Net realized loss from
     investment transactions......................            (58,601)          (38,194)           (28,196)
   Net increase (decrease) in unrealized
     appreciation of investments
     during the period............................            939,981           (55,982)           (35,344)
                                                      ---------------    --------------    ---------------
       Net realized and unrealized
         gain (loss) on investments...............            881,380           (94,176)           (63,540)
                                                      ---------------    --------------    ---------------
     Net increase (decrease) in net
       assets resulting from
       operations.................................    $       895,403    $      (86,855)   $       (52,358)
                                                      ===============    ==============    ===============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC. STATEMENTS
OF CHANGES IN NET ASSETS
For the period ended December 31, 1999
===============================================================================

                                                                                          DAVIS
                                                       DAVIS             DAVIS             REAL
                                                       VALUE           FINANCIAL          ESTATE
                                                    PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                 ---------------    ---------------   --------------
OPERATIONS:
    Net investment income....................... $        14,023    $         7,321   $       11,182
    Net realized losses from
      investment transactions...................         (58,601)           (38,194)         (28,196)
    Net increase (decrease) in unrealized
      appreciation of investments...............         939,981            (55,982)         (35,344)
                                                 ---------------    ---------------   --------------
    Net increase (decrease) in net
      assets resulting from operations..........         895,403            (86,855)         (52,358)

DIVIDENDS TO
    SHAREHOLDERS FROM:
    Net investment income.......................         (14,023)            (7,366)         (11,182)
    Return of capital...........................          (2,540)            (1,035)          (1,876)

CAPITAL SHARE TRANSACTIONS
    (NOTE 4)....................................      11,789,044          3,566,259          675,199
                                                ----------------    ---------------   --------------

Total increase in net assets....................      12,667,884          3,471,003          609,783

NET ASSETS:
    Beginning of period.........................           -                -                 -
                                                ----------------    ---------------   --------------
     End of Period (Including overdistributed
       net investment income of $45 for Davis
       Financial Portfolio)..................... $    12,667,884    $     3,471,003   $      609,783
                                                 ===============    ===============   ==============




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1999
===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Davis Variable Account Fund, Inc. consists of three series of Funds, Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (collectively "the Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Funds accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are diversified, professionally managed stock-oriented funds.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denomination in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales and maturities of short-term sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

D. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 1999, Davis Value Portfolio had approximately $31,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2007. At December 31, 1999, Davis Financial Portfolio had approximately $22,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire in 2007 and 2008. At December 31, 1999, Davis Real Estate Portfolio had approximately $27,000 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire in 2007 and 2008.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999
===============================================================================


E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

    The fee for each of the Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio is 0.75% of the respective Funds' average annual net assets.

    State Street Bank is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for the period ended December 31, 1999 was $8 for each of the Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the period ended December 31, 1999 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio amounted to $4,000 for each portfolio. The Adviser has agreed to reimburse the Funds for certain expenses incurred in the current fiscal period which amounted to $41,974, $31,364 and $27,147 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

    Each Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. For Davis Value Portfolio, SCD received $37 in commissions on the purchases/sales of portfolio securities.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1999
===============================================================================

NOTE 3 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the period ended December 31, 1999 were as follows:

                                                          DAVIS                 DAVIS                  DAVIS
                                                          VALUE               FINANCIAL               REAL ESTATE
                                                        PORTFOLIO             PORTFOLIO                PORTFOLIO
                                                        ---------             ---------                ---------
        Cost of purchases........................  $    11,479,273        $    3,343,657           $     713,295
        Proceeds of sales........................  $       348,828        $      170,443           $      98,615

NOTE 4 - CAPITAL STOCK

    At December 31, 1999, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                              JULY 1, 1999
                                                                            (COMMENCEMENT OF
                                                                           OPERATIONS) THROUGH
                                                                            DECEMBER 31, 1999
                                                              ---------------------------------------------
                                                                  DAVIS          DAVIS              DAVIS
                                                                  VALUE        FINANCIAL         REAL ESTATE
                                                                PORTFOLIO      PORTFOLIO          PORTFOLIO
                                                              -----------      ----------        ----------
Shares sold...............................................      1,328,411         426,594            68,984
Shares issued in reinvestment of distributions............          1,624             912             1,495
                                                              -----------      ----------        ----------
                                                                1,330,035         427,506            70,479
Shares redeemed...........................................        (93,836)        (52,695)             (485)
                                                              -----------      ----------        ----------
      Net increase........................................      1,236,199         374,811            69,994
                                                              ===========      ==========        ==========

Proceeds from shares sold.................................    $12,681,981      $4,045,353        $  666,302
Proceeds from shares issued in
    reinvestment of distributions.........................         16,563           8,401            13,058
                                                              -----------      ----------        ----------
                                                               12,698,544       4,053,754           679,360
Cost of shares redeemed...................................       (909,500)       (487,495)           (4,161)
                                                              -----------      ----------        ----------
      Net increase........................................    $11,789,044      $3,566,259        $  675,199
                                                              ===========      ==========        ==========

NOTE 5 - CUSTODIAN FEES

        Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $212, $216 and $510 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively.

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
===============================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:


                                                DAVIS                      DAVIS                     DAVIS
                                                VALUE                    FINANCIAL                REAL ESTATE
                                              PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                              ---------                  ---------                 ---------

                                             JULY 1, 1999              JULY 1, 1999              JULY 1, 1999
                                            (COMMENCEMENT              (COMMENCEMENT             (COMMENCEMENT
                                            OF OPERATIONS)            OF OPERATIONS)            OF OPERATIONS)
                                                THROUGH                  THROUGH                   THROUGH
                                           DECEMBER 31, 1999        DECEMBER 31, 1999          DECEMBER 31, 1999
                                          ------------------        -----------------          -----------------
Net Asset Value, Beginning of Period....      $    10.00                $   10.00                 $   10.00
                                              ----------                ---------                 ---------

Income From Investment Operations
---------------------------------
 Net Investment Income..................            0.01                     0.02                      0.18
 Net Realized and Unrealized
    Gains (Losses)......................            0.25                    (0.74)                    (1.26)
                                              ----------                ---------                 ---------
    Total From Investment Operations....            0.26                    (0.72)                    (1.08)

Dividends and  Distributions
----------------------------
 Dividends from Net Investment Income...           (0.01)                   (0.02)                    (0.18)
 Return of Capital......................             _(3)                     _(3)                    (0.03)
                                              ----------                ---------                 ---------
    Total Dividends and Distributions...           (0.01)                   (0.02)                    (0.21)
                                              ----------                ---------                 ---------

Net Asset Value, End of Period..........      $    10.25                $    9.26                 $    8.71
                                              ==========                =========                 =========

Total Return(1).........................           2.64%                   (7.17)%                  (10.79)%
-------------

Ratios/Supplemental Data
------------------------
 Net Assets, End of Period
    (000 omitted).......................         $12,668                   $3,471                      $610
 Ratio of Expenses to Average Net Assets       1.00%*(4)                1.00%*(4)                 1.00%*(4)
 Ratio of Net Investment Income to
    Average Net Assets..................          0.43%*                   0.76%*                    4.41%*
 Portfolio Turnover Rate(2).............              5%                       9%                       21%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 2.29%, 4.24% and 11.70%, for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
INDEPENDENT AUDITORS' REPORT
================================================================================

To the Shareholders and Board of Directors of Davis Variable Account Fund, Inc.:

        We have audited the accompanying statements of assets and liabilities of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, including the schedules of investments as of December 31, 1999 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from July 1, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio as of December 31, 1999, and the results of operations, the changes in net assets, and the financial highlights for the period from July 1, 1999 (commencement of operations) to December 31, 1999, in conformity with generally accepted accounting principles.





                                                                        KPMG LLP


Denver, Colorado
February 4, 2000

                        DAVIS VARIABLE ACCOUNT FUND, INC
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
================================================================================


         DIRECTORS                          OFFICERS
         Wesley E. Bass, Jr.                Jeremy H. Biggs
         Jeremy H. Biggs                        Chairman
         Marc P. Blum                       Shelby M. C. Davis
         Andrew  A. Davis                       President
         Christopher C. Davis               Kenneth C. Eich
         Jerry D. Geist                         Vice President
         D. James Guzy                      Sharra L. Reed
         G. Bernard Hamilton                    Vice President,
         Laurence W. Levine                      Treasurer & Assistant Secretary
         Christian R. Sonne                 Thomas D. Tays
         Marsha Williams                        Vice President Secretary
                                            Christopher C. Davis
                                                Vice President
                                            Andrew A. Davis
                                                Vice President


INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202



================================================================================

For more information about the Davis Variable Account Fund, Inc., including management fee, charges and expenses, see the current prospectus which must precede or accompany this report.

================================================================================